UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   - - - - - - - - - - - - - - - - - - - - - -

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 2, 2007


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


Missouri                            1-10596                         43-1554045
(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of Incorporation)     File Number)            Identification No.)


9900A Clayton Road, St. Louis, Missouri                             63124-1186
(Address of Principal Executive Offices)                            (Zip Code)


        Registrant's telephone number, including area code: 314-213-7200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))


ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Today, February 5, 2007, the Registrant is issuing a press release (Exhibit 99.1 to this report) announcing its fiscal year 2007 first quarter financial and operating results. See Item 7.01, Regulation FD Disclosure below.

ITEM 5.03        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
                 CHANGE IN FISCAL YEAR

Effective  February 2, 2007,  the Board of Directors of the  Registrant  amended
Section 3.8 Qualifications of Article Three of its Bylaws to read as follows:
            --------------

          Section 3.8 Qualifications. No person shall be qualified to be elected
                      --------------
          and to hold office as a Director if such person is determined by a majority of the Board of Directors to have acted in a manner contrary to the best interests of the Corporation, including, but not limited to, the violation of either Federal or State law, or breach of any agreement between that Director and the Corporation relating to his services as a Director, employee or agent of the Corporation. A Director need not be a shareholder.

This amendment (Exhibit 3.1 to this report) deleted the first sentence of the previous Section 3.8, which sentence read as follows:

          A person  shall not be  eligible  for  election  as a  Director  under
          Section 3.1 of this Article Three if such person's 75th birthday shall fall on a date prior to the commencement of the term for which such person is to be elected or appointed.


ITEM 7.01        REGULATION FD DISCLOSURE

Today, the Registrant is issuing a press release announcing its fiscal year 2007 first quarter financial and operating results, and will conduct a related Webcast conference call at 4:00 p.m. central time. This press release is furnished herewith as Exhibit 99.1, and will be posted on the Registrant's website located at http://www.escotechnologies.com. It can be viewed through the
                   -------------------------------
"Investor Relations" page of the website under the tab "Press Releases," although the Registrant reserves the right to discontinue that availability at any time.


NON-GAAP FINANCIAL MEASURES

The press release furnished herewith as Exhibit 99.1 contains financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP") in order to provide investors and management with an alternative method for assessing the Registrant's operating results in a manner that is focused on the performance of the Registrant's ongoing operations. The Registrant has provided definitions below for the non-GAAP financial measures utilized in the press release, together with an explanation of why management uses these measures, and why management believes that these non-GAAP financial measures are useful to investors. The press release uses the non-GAAP financial measures of "EBIT" and "EBIT margin".

The  Registrant  defines  "EBIT" as  earnings  before  interest  and taxes.  The
Registrant defines "EBIT margin" as EBIT as a percent of net sales. The Registrant's management evaluates the performance of its operating segments based on EBIT and EBIT margin, and believes that EBIT and EBIT margin are useful to investors to demonstrate the operational profitability of the Registrant's business segments by excluding interest and taxes, which are generally accounted for across the entire Registrant on a consolidated basis. EBIT is also one of the measures used by management in determining resource allocations within the Registrant and incentive compensation.

The presentation of the information described above is intended to supplement investors' understanding of the Registrant's operating performance. The Registrant's non-GAAP financial measures may not be comparable to other companies' non-GAAP financial performance measures. Furthermore, these measures are not intended to replace net earnings (loss), cash flows, financial position, comprehensive income (loss), or any other measure as determined in accordance with GAAP.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.      Description of Exhibit

        3.1      Amendment to Bylaws effective February 2, 2007

       99.1      Press Release dated February 5, 2007




OTHER MATTERS

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 as amended ("Exchange Act") or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ESCO TECHNOLOGIES INC.




Dated:     February 5, 2007                       By:
                                                     G.E. Muenster
                                                     Senior Vice President and
                                                     Chief Financial Officer





                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                    Description of Exhibit
-----------                    ----------------------


     3.1                       Amendment to Bylaws effective February 2, 2007

    99.1                       Press Release dated February 5, 2007